EXHIBIT 10.1

                                   WAIVER AND
                        THIRD LOAN MODIFICATION AGREEMENT


     This Waiver and Third Loan Modification Agreement (this "Modification Agreement") is entered into as of August 31, 2006, by and between CONCURRENT COMPUTER CORPORATION ("Borrower") whose address is 4375 River Green Parkway, Duluth, Georgia 30096, and SILICON VALLEY BANK ("Lender") whose address is 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office at 3353 Peachtree Road, NE, North Tower, Suite M-10, Atlanta, Georgia 30326.

1.   DESCRIPTION  OF  EXISTING  INDEBTEDNESS: Among other indebtedness which may
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be  owing  by  Borrower  to  Lender, Borrower is indebted to Lender pursuant to, among other documents, a Loan and Security Agreement, dated December 23, 2004, as may be amended from time to time (the "Loan Agreement"), which provides for, among other things, a Committed Line in the original principal amount of Ten Million Dollars ($10,000,000) (the "Revolving Facility") and a term loan in the original principal amount of Three Million Dollars ($3,000,000) (the "Term Loan"). Hereinafter, all indebtedness owing by Borrower to Lender, including the Term Loan and all amounts outstanding under the Revolving Facility shall be referred to as the "Indebtedness."

2.   DESCRIPTION  OF  COLLATERAL  AND  GUARANTIES. Repayment of the Indebtedness
     --------------------------------------------
is secured by (a) the Collateral as described in the Loan Agreement; (b) a Pledge Agreement dated as of December 23, 2004, as amended from time to time (the "Pledge Agreement") between Borrower and Lender; (c) a Guaranty dated as of April 6, 2006, executed by Everstream Holdings, Inc., Everstream, Inc. and EHI Patent Co. LLC; and (d) a Secured Agreement dated as of April 6, 2006 executed by Everstream Holdings, Inc., Everstream, Inc. and EHI Patent Co. LLC.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION  OF  CHANGE  IN  TERMS. The Loan Agreement is hereby amended by
     ----------------------------------
deleting Section 6.7 thereof in its entirety and by substituting therefore a new
Section  6.  7  to  read  as  follows:

          6.7  FINANCIAL  COVENANTS.
     Borrower will maintain:

          (a) ADJUSTED QUICK RATIO. An Adjusted Quick Ratio of not less than 1.50 to 1.00 as of the last date of each month.

          (b) TANGIBLE NET WORTH. A Tangible Net Worth of at least equal to the sum of (i) $13,000,000 as of the last day of the fiscal quarter of Borrower ending September 30, 2006 and $10,000,000 as of the last day of each fiscal quarter thereafter plus (ii) an amount equal to fifty percent (50%) of (A) Borrower's positive net income for any quarter ending after the Closing Date; (B) the principal amount of Subordinated Debt incurred by Borrower after the Closing Date; and (C) the proceeds, net of commission and expenses, received by Borrower from the issuance of shares of its capital stock after the Closing Date.

4.   WAIVER.  Subject  to  the  terms  and  conditions  set forth herein, Lender
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waives  any  Event of Default arising out of the failure of Borrower to maintain the Tangible Net Worth required by Section 6.7(b) of the Loan Agreement for the fiscal quarter ending June 30, 2006.

5.   COVENANT.  Borrower  agrees  that  within fifteen (15) business days of the
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date  hereof, it shall cause Everstream Holdings, Inc. ("Everstream") to execute and deliver to Lender, in form and substance satisfactory to Lender and its counsel, a Pledge Agreement pledging to Lender as security for the Obligations all of the issued and outstanding equity interests of the Subsidiaries of Everstream, free and clear of all Liens, together with original stock certificates and stock powers, signed in blank, for all shares of corporate stock included in such equity interests.

6.   CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever
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necessary  to  reflect  the  changes  described  above.

7.   PAYMENT  OF  EXPENSES.  Borrower  shall  reimburse  Lender  for  all of its
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reasonable  out-of-pocket  expenses,  including  fees  and  expenses of counsel, incurred in connection with the transactions contemplated by this Modification Agreement.

8.   NO  DEFENSES  OF  BORROWER. Borrower agrees that it has no defenses against
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the  obligations  to  pay  any  amounts  under  the  Indebtedness.

9.   CONTINUING  VALIDITY.  Borrower  understands  and  agrees that in modifying
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the  existing  Indebtedness,  Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Modification Agreement. The terms of this paragraph apply not only to this Modification
Agreement,  but  also  to  all  subsequent  loan  modification  agreements.

10.  CONDITIONS.  This  Modification  Agreement  shall  be deemed effective upon
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(a)  the  due  execution  and delivery to Bank of this Modification Agreement by each party hereto, (b) Borrower's payment of an amendment fee in an amount equal to $3,500, (c) Bank's receipt of the Acknowledgment of Amendment and Reaffirmation of Guaranty substantially in the form attached hereto as Schedule 1, duly executed and delivered by each Guarantor, and (d) Borrower's payment of all outstanding legal fees and expenses.

     This Modification Agreement is executed under seal as of the date first written above.

BORROWER:                                 LENDER:

CONCURRENT COMPUTER CORPORATION           SILICON VALLEY BANK


By:                                       By:
   --------------------------------          ---------------------------------
   Name:                                     Name:
   Title:                                    Title:

       [CORPORATE SEAL]

                                   SCHEDULE 1

                            GUARANTOR ACKNOWLEDGMENT
                                AND REAFFIRMATION

     SECTION 1. Each Guarantor hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of the Waiver and Third Loan Modification Agreement dated as of even date herewith (the "Modification Agreement").

     SECTION 2. Each Guarantor hereby consents to the Modification Agreement and agrees that the Guaranty dated as of April 6, 2006 (the "Guaranty") relating to the Obligations of Borrower under the Loan Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Modification Agreement or any other document or instrument delivered in connection herewith.

     SECTION 3. Each Guarantor hereby agrees that the Security Agreement dated as of April 6, 2006 (the "Security Agreement") securing the Obligations of Borrower under the Loan Agreement and the obligations of the Guarantors under the Guaranty shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of the Modification Agreement or any other document or instrument delivered in connection herewith.

     SECTION 4. Each Guarantor represents and warrants that, after giving effect to the Modification Agreement, all representations and warranties contained in the Guaranty and the Security Agreement are true, accurate and complete as if made the date hereof.

Dated as of August 31, 2006

GUARANTOR                             EVERSTREAM HOLDINGS, INC.


                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:

                                      [CORPORATE SEAL]

                                      EVERSTREAM, INC.


                                      By:
                                         -----------------------------------
                                         Name:
                                         Title:

                                      [CORPORATE SEAL]

                                      EHI PATENT CO. LLC


                                      By:
                                         -----------------------------------
                                         Name:
                                         Title: